© 2016 Mercury Systems, Inc. Needham 18th Annual Growth Conference Mark Aslett President and CEO Gerry Haines Executive Vice President and CFO January 14, 2016

2 © 2016 Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2015. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS which are non-GAAP financial measures. Adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA, adjusted income from continuing operations and adjusted EPS is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

3 © 2016 Mercury Systems, Inc. …to address the industry's challenges and opportunities Pioneering a next generation defense electronics company… • High-tech commercial business model • Secure and sensor processing subsystems • Serving defense Prime contractor outsourcing needs • Deployed on 300+ programs with 25+ Prime contractors • FY15 $235M revenue Growth YoY: 13% revenue, 89% Adj. EBITDA, 19% backlog • FY16 guidance(1): Growth YoY: 5% revenue, 10% Adj. EBITDA (1) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance.

4 © 2016 Mercury Systems, Inc. Pioneering a next generation defense electronics company Successful business transformation, double-digit defense revenue growth with improved profitability Proven Management Team Pure play defense electronics company embedded on key growth programs aligned to DoD priorities Leading Market Position Pacific pivot, aging platform modernization, foreign and international military sales, SOF quick reaction capabilities Aligned with Industry Growth Drivers US commercially developed: prime, sensor and platform agnostic capabilities improve affordability, time to market, trust Next Generation Defense Electronics Business Model Secure and sensor processing subsystems, software and services for critical Defense and Intelligence applications Innovative Technology Leader RFM and secure processing content expansion strategy targeting key DoD production programs Low Risk Organic Growth Strategy Scalable business, engineering and manufacturing platform to facilitate future acquisitions Business Platform Built to Scale

5 © 2016 Mercury Systems, Inc. Mercury’s vision is to be the… Leading high-tech commercial provider of affordable secure and sensor processing subsystems designed and made in the USA

6 © 2016 Mercury Systems, Inc. …provider of outsourced defense electronics subsystems Acquisitions have transformed Mercury into a pure play… • Acquired capabilities expand total addressable market • Moved up the value chain • Facilitates greater customer outsourcing • Accelerates customer supply chain consolidation • Disintermediate traditional competitors • Low-risk content expansion organic growth strategy • Integrated acquisitions. Ready for future M&A PROCESSOR PROCESSOR DIGITIZATION DIGITIZATION POWER RFM RFM RFM RFM RFM Traditional MRCY expertise & content New capability via recent acquisitions 3-5x content potential for Mercury

7 © 2016 Mercury Systems, Inc. Defense will likely remain a $500B+ industry… …despite the ongoing political and budget uncertainty Crowding Out of Defense Spending and Investment: Rising interest rates, healthcare and social spending; MilPer expense growth, aging military platforms’ O&M costs rising Defense Procurement Reform 3.0: Firm-fixed-price contracts and less government-funded R&D changing economics and competitive dynamics of defense industry Political Dysfunction: Sequestration-driven cuts and repeated Continuing Resolutions disrupting DoD budget process and spending Industry Has Cut Capacity to Innovate: Reduced headcount, fewer engineers and aging workforce; Less IR&D and growth investments, increased dividends and buybacks

8 © 2016 Mercury Systems, Inc. 530 495 496 496 534 547 556 564 570 500 512 460 480 500 520 540 560 580 600 2012 2013 2014 2015 2016 2017 2018 2019 2020 PBR16 2011 Budget Act 522 525 Defense budgetary environment improving Sequestration eliminated for GFY2016 & GFY2017 Sources: National Defense Authorization Act of 2016 Topline Base Authorization Budget vs. BCA Caps & Bipartisan Budget Act Agreement ($B) FY16 Enacted 2015 Budget Act

9 © 2016 Mercury Systems, Inc. …representing 19x addressable COTS merchant market Prime outsourcing is our largest growth opportunity… • Defense electronics is a $35 billion dollar market • Captive market is 19x COTS merchant supply • Outsourcing growth not tied to increased defense spending • Primes outsourcing to more capable suppliers willing to invest, share risk • Industry needs new approach Source: VDC Webcast: Budgetary & Strategic Shifts - Creating Opportunities for Merchant Embedded COTS Systems in Mil/Aero 1.3 1.4 1.6 1.7 1.8 1.9 32.7 33.1 33.6 33.8 34.2 35.1 0 5 10 15 20 25 30 35 40 2011 2012 2013 2014 2015 2016 Merchant Captive 19x Total Global Market, COTS Systems, Merchant & Captive ($B)

10 © 2016 Mercury Systems, Inc. …serving the US defense electronics industry How we operate as a high-tech commercial company… • Internal R&D funds the development of modular, reusable open innovations • Pre-integration improves affordability, time to market • Rapid customization and adaptation to platform • Technology and manufacturing maturation lower cost and reduce risk • Support rapidly changing commercial technology for a decade or more Fund Develop Integrate Mature Support Adapt Commercially Adapted Technologies

11 © 2016 Mercury Systems, Inc. …as customers seek more affordable outsourced subsystems Business model is built for speed, innovation and affordability… • Traditional COTS board model broken (“Plug-n-Pray”) – Product procurement cost low – Large hidden integration costs – Lower Prime IR&D spending – COTS lifecycle support difficult • Defense procurement reform – Less cost-plus Government- funded integration – Under firm fixed price, Prime bears risk and expense • Acquired and pre-integrating sensor chain technologies – More affordable, lower risk, simplifies supply chain – Open architectures and open middleware speed adoption Primes RFM Digital Processing Mercury Pre-integrated Subsystems Government Traditional COTS Model “Plug-n-Pray” Operating System COTS COTS COTS Proprietary Middleware Classified Prime/Gov’t IP 36+ months Time to Market 12 months Time to Market Open Middleware Application Ready Software Toolkit Classified Prime/Gov’t IP

12 © 2016 Mercury Systems, Inc. From highly leveraged Teraflop modules and RFM subassemblies… …to secure servers and pre-integrated sensor processing subsystems Rugged MOSA Teraflop server blade Rugged MOSA solution - servers for the tactical edge ATCA blade server Integrated Microwave Assemblies MOSA Sensor Processing Subsystems RF & Microwave MOSA building blocks 2U server

13 © 2016 Mercury Systems, Inc. • Pre-integrated end-to-end sensor capability unique • Lower integration costs, time, risk • Facilitates Prime outsourcing • DoD mandate • Unique capabilities • Important relationships • Critical programs • 2-3 years ahead of traditional competitors • Intel server class embedded processing • SWaP optimized packaging •Multiple form factors driving TAM expansion Factors leading to a unique market position for Mercury • Processing supply chain integrity • Modern, scalable, redundant RFM manufacture and test • Authored OpenVPX standard • RFM Digital MOSA Modular Open System Architecture Designed and Made in USA Server-class Processing Performance Integrated Product Security End-to-End Subsystem Capability

14 © 2016 Mercury Systems, Inc. Mercury’s capabilities and opportunity for growth… …are aligned to DoD investment priorities Pacific Pivot: Platforms need improved sensors, autonomy, electronic protection and attack, on-board exploitation. Greater demand for onboard processing Aging Platform Modernization: Port customer software to available state-of-the-art open architectures to rapidly and affordably upgrade electronics on aging military platforms International and Foreign Military Sales: Upgrade subsystems with security for export to expand addressable market, grow revenues and access international customer R&D funding Special Operations Forces Quick Reaction Capability: Provide rapid reaction and affordable new capabilities to support anti-terror and other special forces missions globally

15 © 2016 Mercury Systems, Inc. Defense industry growth drivers translate into specific… …company growth drivers that we are pursuing Outsourced Secure Processing Subsystems: Grow blade-server processing applications. Expand into other mission- critical secure compute applications beyond the sensor Outsourced Pre-Integrated Sensor Processing Subsystems: Provide more affordable pre-integrated MOSA sensor processing subsystems that preserves customer software value-add RF and Microwave Outsourcing: Grow share in integrated RF and microwave assemblies and MOSA RF subsystems by providing customers a better alternative

16 © 2016 Mercury Systems, Inc. We are deployed on 300+ programs with 25+ Primes RADAR EW EO/IR – C4I Triton; NATO AGS Global Hawk Aegis Aegis Ashore Patriot F-16 F-35 Global Hawk SEWIP Badger/Buzzard F-15 AH-64 Apache F-35 Fury P-8 F-16 Reaper/Gorgon Stare

17 © 2016 Mercury Systems, Inc. Acquisitions and investments driving significant opportunity growth • Low-risk content expansion growth strategy • Key production programs • Total potential value grew 2.5x to $4.0B in 3 years • Converted 1.4x of possible to probable value in 3 years • After 3 years, RFM now represents ~40% of our opportunity pipeline • Opportunities driven by Radar (65%) and EW (33%) Processing 2,426 RFM 1,567 Radar 2,606 EO 75 EW 1,312 Airborne 2,473 Naval 1,403 Ground 117 2,240 1,593 1,753 1,346 1,054 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2012 2013-2015 Increase 2015 Key Programs Pipeline Value ($M) Processing RF/Microwave 3,993 Probable Possible Possible Bid 44% Won 56%

18 © 2016 Mercury Systems, Inc. © 2016 Mercury Systems, Inc. Strategy and investments have positioned Mercury well • Pioneering a next-generation defense electronics business model • Unique technology and capabilities on key production programs • Low-risk content expansion growth strategy with demonstrable progress • Largest secular growth opportunity captive Prime outsourcing • Above industry-average growth; dramatic improvement in profitability • Business platform built to grow and scale through future acquisitions

© 2016 Mercury Systems, Inc. Financial Overview Gerry Haines Executive Vice President & CFO

20 © 2016 Mercury Systems, Inc. …creating a unique opportunity for growth and strong returns Pioneering a next-generation business model… • Few subsystem competitors • High barriers to entry • Annuity revenue streams • Primes outsource to lower cost & risk • Value-based innovation, modular design for re-use • Rapid adaptation and implementation • Simplifies Primes’ supply chain Merchant supplier of subsystems Commercially designed, made in USA Engineered into military platforms lasting decades Pre-integration lowers cost Affordable, innovative platform modernization 11-13% of revenue spent on R&D Next Generation Business Model

21 © 2016 Mercury Systems, Inc. Strong revenue growth and operating leverage… …yielded dramatic growth in adjusted EBITDA 194 209 235 5% $9.9M 11% $23.5M 19% $44.4M 0 50 100 150 200 250 FY13 FY14 FY15 Revenue to Adjusted EBITDA trends Revenue ($M) Adj. EBITDA (%, $M)

22 © 2016 Mercury Systems, Inc. FY13-FY15 revenue CAGR of 10%... …with steady gross margin expansion, expense reduction Notes: • All numbers based on continuing operations. 46 46 50 52 51 51 53 54 54 57 60 64 42% 36% 42% 41% 43% 48% 46% 46% 44% 47% 47% 49% 67% 52% 46% 48% 50% 51% 48% 46% 43% 41% 37% 36% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 10 20 30 40 50 60 70 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 GM/O p ex (% ) R ev en u e ($ M ) Total Revenue GM% Opex %

23 © 2016 Mercury Systems, Inc. FY13-FY15 Adjusted EBITDA CAGR of 111% Notes: • FY13-15 figures are reported in the Company’s fiscal 2015 Form 10-K. • Adjusted EBITDA is income from continuing operations, less interest income and expense, income taxes, depreciation, amortization of acquired intangible assets, restructuring and other charges, impairment of long-lived assets, acquisition and financing costs, fair value adjustments from purchase accounting, litigation and settlement expenses and stock-based compensation costs. 1.2 0.6 4.7 3.5 3.3 5.2 7.8 7.2 8.0 10.7 11.5 14.2 3% 1% 9% 7% 7% 10% 15% 13% 15% 19% 19% 22% 0% 5% 10% 15% 20% 25% 0 5 10 15 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 Adj. EBITDA ($M) Adj. EBITDA Margin (%)

24 © 2016 Mercury Systems, Inc. FY11-FY15 backlog CAGR of 24%... …yielded record backlog and revenue coverage exiting FY15 Notes: (1) Revenue Coverage Ratio = 12-month ending backlog/Next 12 months Revenue (or initial revenue estimate for current/future year). (2) Estimate based upon YoY revenue growth of 5% in FY16. 71 84 109 144 166 87 97 136 174 208 0 50 100 150 200 250 FY11 FY12 FY13 FY14 FY15 Mercury Ending Backlog ($M) 12-Month Ending Backlog Total Ending Backlog 61% 30% 43% 52% 68% Estimate⁽²⁾ Fwd Revenue Coverage Ratio⁽¹⁾

25 © 2016 Mercury Systems, Inc. FY15 FY16 FY17 Production Years Probable Bid vs. Won Expansion Probable Possible Process RFM Total ($M) Total ($M) Aegis Sensor Processing FRP: FY14-25 Won  296 523 Processing Expansion FRP: FY19-25 Bid  57 96 RFM FRP: FY16-25 Won/Bid  46 198 SEWIP Block 2 FRP: FY16-26 Won  312 442 Small Ship FRP: FY17-26 Won  104 144 F-35 Existing LRIP: Up to FY21 Won  49 51 Processing LRIP: FY19-21 Bid  604 1050 RFM LRIP: FY19-21 Bid  94 255 Buzzard/Badger FRP: FY14-25 Won  111 167 Patriot FRP: FY14-25 Won  70 117 Gorgon Stare FRP: FY14-20 Won  39 75 Others (Predator/Reaper, F-15 EW, E-2D Hawkeye, F-16 SABR, P-8, SIRFC/AIDEWS, BAMS/Triton, AWACS, Classified) 460 875 Total: vs. Nov. 2013 % Growth: $2,240 1,355 65% $3,993 2,045 95% Program focus driving substantial growth potential Mercury’s perspective on phase, timing and potential value EMD LRIP FRP FMS Note: Refer to Appendix for definitions of “Bid”, “Won”, “Probable” and “Possible”. Probable and Possible values exclude FY15 and are as of July 2015. Numbers are rounded.

26 © 2016 Mercury Systems, Inc. Q1 FY16 vs. Q1 FY15 GAAP ($M) Q1FY15 Q1FY16 Change Backlog $205 $218 6% Revenue $54 $58 8% Gross Margin (%) 44% 47% 3 pts Operating Expenses $23.3 $24.4⁽¹⁾ 4.7% Adjusted EPS $0.13 $0.19 $0.06 Adj. EBITDA $8.0 $11.8 48% Notes: (1) Includes $2.1 million of acquisition-related expenses incurred in Q1 of fiscal 2016.

27 © 2016 Mercury Systems, Inc. Q2 FY16 vs. Q2 FY15 GAAP ($M) Q2FY15 Q2FY16⁽¹⁾ Change Revenue $57 $58-$61 2%-7% Gross Margin (%) 47% 47%-48% - Operating Expenses $23.5 $23-$24 - Adjusted EPS $0.20 $0.15-$0.18 ($0.05-$0.02) Adj. EBITDA $10.7 $10.0-$11.5 (7%)-7% Notes: (1) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance.

Achievement of target business model for FY16

GAAP	FY15	FY16E[1]	Current Target Business Model
Revenue	100%	100%	100%
Gross Margin	47%	~46%-47%	45%-50%
SG&A	21%	~21%	Low 20's
R&D	14%	~14%	11%-13%
Amortization	3%	~3%	2%-3%
Adjusted EBITDA	19%	~19%-20%	18%-22%

Notes:
(1) The guidance included herein is from the Company's most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance.

© 2016 Mercury Systems, Inc.

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29 © 2016 Mercury Systems, Inc. Solid balance sheet with zero debt Ample liquidity, unused $200M credit facility, $500M Universal Shelf Notes: (1) Discontinued operations numbers are Mercury Intelligence Systems, which was divested in January 2015. FYE14 FYE15 Q1 FY16 (In millions) Actual Actual Actual ASSETS Cash & cash equivalents 47.3 77.6 79.1 Accounts receivable, net 59.7 53.8 66.4 Inventory, net 31.7 32.0 34.7 PP&E, net 14.1 13.2 13.5 Goodwill and intangibles, net 193.1 186.1 184.6 Other 21.6 27.3 23.1 Assets of discontinued operations⁽¹⁾ 6.2 0.0 0.0 TOTAL ASSETS 373.7 390.0 401.4 LIABILITIES AND S/E AP and other liabilities 44.2 39.9 48.8 Debt 0.0 0.0 0.0 Liabilities of discontinued operations⁽¹⁾ 2.4 0.0 0.0 Total liabilities 46.6 39.9 48.8 Stockholders' equity 327.1 350.1 352.6 TOTAL LIABILITIES AND S/E 373.7 390.0 401.4

30 © 2016 Mercury Systems, Inc. © 2016 Mercury Systems, Inc. Poised for continued, profitable growth • Strategy, operational discipline, integration, yielded significant operating leverage • Growth and profitability above industry averages • Record backlog enhances forward visibility, facilitates operational execution • Strong, established, well-funded programs drive growth potential • Improving defense environment enhances opportunity set • Very strong balance sheet with zero debt supports future M&A

© 2016 Mercury Systems, Inc. Appendix

32 © 2016 Mercury Systems, Inc. Q2 FY16 guidance (as of October 27th) Q2 FY15 Quarter Ending YoY Change December 31, 2015(1) Actual Range Revenue $57 $58-$61 2% - 7% Adjusted EPS $0.20 $0.15-$0.18 ($0.05) to ($0.02) Adjusted EBITDA $10.7 $10.0-$11.5 (7%) - 7% Adj EBITDA Adjustments: Income (loss) from continuing operations 2.9 Interest expense, net - Tax provision (benefit) 1.0 ETR ~39% Depreciation 1.6 Amortization of intangible assets 1.8 1.6 Restructuring and other charges 1.2 Impairment of long-lived assets - Acquisition and financing costs - Fair value adjustments from purchase accounting - Litigation and settlement expenses - Stock-based compensation expense 2.2 2.6 Adjusted EBITDA $10.7 $10.0-$11.5 (7%) - 7% Notes: (1) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance.

33 © 2016 Mercury Systems, Inc. Adjusted EPS reconciliation (000’s) FY13 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 FY15 Q1 FY16 Diluted net earnings (loss) per share ⁽¹⁾ $ (0.46) $ (0.13) $ 0.02 $ 0.09 $ 0.14 $ 0.18 $ 0.44 $ 0.06 Income (loss) from continuing operations $ (13,782) $ (4,072) $ 717 $ 2,886 $ 4,694 $ 6,132 $ 14,429 $ 1,960 Amortization of intangible assets 8,222 7,328 1,762 1,762 1,744 1,740 7,008 1,713 Restructuring and other charges 7,060 5,443 1,268 1,162 27 718 3,175 338 Impairment of long-lived assets - - - - - - - - Acquisition and financing costs 318 - - - 200 251 451 2,298 Fair value adjustments from purchase accounting 2,293 - - - - - - - Litigation and settlement expenses - - - - - - - - Stock-based compensation expense 7,854 8,999 2,551 2,256 1,870 1,963 8,640 2,702 Impact to income taxes (8,776) (5,772) (1,956) (1,658) (1,088) (2,031) (6,733) (2,570) Adjusted income from continuing operations $ 3,189 $ 11,926 $ 4,342 $ 6,408 $ 7,447 $ 8,773 $ 26,970 $ 6,441 Diluted adjusted net earnings per share ⁽¹⁾ $ 0.10 $ 0.38 $ 0.13 $ 0.20 $ 0.22 $ 0.26 $ 0.82 $ 0.19 Weighted-average shares outstanding: Basic 30,128 31,000 31,635 32,052 32,298 32,436 32,114 32,778 Diluted 30,492 31,729 32,481 32,686 33,233 33,330 32,939 33,616 Notes: (1) Numbers shown are in cents.

34 © 2016 Mercury Systems, Inc. Adjusted EBITDA reconciliation (000'S) FY13 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 FY15 Q1 FY16 Income (loss) from continuing operations $(13,782) $ (4,072) $ 717 $ 2,886 $ 4,694 $ 6,132 $ 14,429 $ 1,960 Interest expense (income), net 31 40 5 4 1 3 13 (22) Tax provision (benefit) (10,501) (1,841) - 1,047 1,469 1,850 4,366 1,264 Depreciation 8,445 7,625 1,700 1,590 1,510 1,532 6,332 1,588 Amortization of intangible assets 8,222 7,328 1,762 1,762 1,744 1,740 7,008 1,713 Restructuring and other charges 7,060 5,443 1,268 1,162 27 718 3,175 338 Impairment of long-lived assets - - - - - - - - Acquisition and financing costs 318 - - - 200 251 451 2,298 Fair value adjustments from purchase accounting 2,293 - - - - - - - Litigation and settlement expenses - - - - - - - - Stock-based compensation expense 7,854 8,999 2,551 2,256 1,870 1,963 8,640 2,702 Adjusted EBITDA $ 9,940 $ 23,522 $ 8,003 $ 10,707 $ 11,515 $ 14,189 $ 44,414 $ 11,841

35 © 2016 Mercury Systems, Inc. Sales-related definitions Design Win A design win means that the customer has selected us to provide services, products, or intellectual property for a program of record or equivalent. In addition, the customer has won the program and we have an initial purchase order from the customer. Bid We have a Design Win with a prime contractor who is bidding to win a program of record, or we are bidding to win content on a program of record that has been awarded to a prime contractor. Won We have a Design Win with a prime contractor for a program of record, and the prime contractor has won the program and received its contractual award. Possible Possible value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible value is the highest outcome we believe to be reasonable given a range of potential outcomes based upon available information and our current set of assumptions. Probable Probable value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Probable value is the outcome we believe to be most likely given a range of potential outcomes based upon available information and our current set of assumptions.

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**EDM**	Engineering Development Model	**MOSA**	Modular Open Systems Architecture
AESA	Active Electronically Scanned Array	**EMD**	Engineering and Manufacturing Development	**O&M**	Operations & Maintenance
AGS	Alliance Ground Surveillance	**EO/IR**	Electro-optical / Infrared	**OpenVPX**	System-level specification for VPX, initiated by Mercury
AIDEWS	Advanced Integrated Defensive Electronic Warfare Suite	**EW**	Electronic Warfare	**PoR**	Program of Record
AMC	Advanced Microelectronics Center	**FAR**	Federal Acquisition Regulation	**RFM**	Radio Frequency / Microwave
AS9100	Widely adopted and standardized quality management system for aerospace industry	**FMS**	Foreign Military Sales	**SABR**	Scalable Agile Beam Radar
ATCA	Advanced Telecommunications Architecture	**FRP**	Full Rate Production	**SEWIP**	Surface Electronic Warfare Improvement Program
AWACS	Airborne Warning and Control System	**IDIQ**	Indefinite Quantity / Indefinite Delivery	**SIGINT**	Signals Intelligence
BAMS	Broad Area Maritime Surveillance	**IMA**	Integrated Microwave Assembly	**SIRFC**	Suite of Integrated RF Countermeasures
BCA	Budget Control Act	**LRIP**	Low-Rate Initial Production	**SOF**	Special Operations Forces
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**MCE**	Mercury Commercial Electronics	**SWaP**	Size Weight and Power
COTS	Commercial off-the Shelf	**MDS**	Mercury Defense Systems	**TAM**	Total Addressable Market
DRFM	Digital Radio Frequency Memory	**MILPER**	Military Personnel		

© 2016 Mercury Systems, Inc.

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